Exhibit 10.2

EQUINIX

SERVICE ORDER & STATEMENT OF WORKS
Order Number:	IXSQ7865	Service Order Date: 21/05/2009	Agreement Number: RAC001
This Service Order & Statement Of Works is made between	Equinix (UK) Ltd	and the Customer below.
It is governed by the Master Service Agreement referred to by the Agreement Number above.
Contract renewal for Sections 1 & 2 of Rackspace existing footprint at London Heathrow LD2, the space measures 4075 sq ft, (378 m2), with a power allocaton of 284 kva.
THE CUSTOMER		EQUINIX
Name:	Rackspace	Name:	Equinix (UK) Ltd
Contact Name:	Jacques Greyling
Address:	2 Longwalk Road Stockley Park UB11 1BA UXBRIDGE	Address:	2 Buckingham Avenue Slough Trading Estate Slough SL14NB
Registered Number:		Registered Number:	3672650
Billing Contact:	Jacques Greyling
Billing Address:	2 Longwaik Road Stockley Park UB11 1BA UXBRIDGE	Sales Representative:	Stuart Brown
Phone Number:	02087342500	Phone Number:	+44 (0) 845 373 2967
Email address:	jacques.greyling@rackspace.com	Email:	stuart.brown@eu.equinix.com
Fax:	+44 020 8897 4710	Fax:
THE PREMISES			COMMENCEMENT AND EXPIRY DATES
Name:	(LD2) Equinix London West		Commencement Date:	01/07/2009	Duration (Months):
Address:	Unit 1, Airport Gate,	West Drayton UB7 0NJ	Expiry Date:	31/10/2009
MONTHLY RECURRING CHARGES		Currency: GBP
Product Code	Description	Unit Price	Qty	Total
CAB10014.REC	Business Suite Monthly Service 1m2/0.75 kVA	187.32	378.00	70,806.96
	Monthly Recurring Charge for 1.0m2 in a Bushes Suite; a power load up to 0.75kVA; and sufficient front or bottom cool airflow to manage customer generated heat.
	Total Monthly Recurring Charges			70,806.96
ONE-OFF CHARGES		Currency: GBP
Product Code	Description	Unit Price	Qty	Total
		0.00		0.00
	SubTotal	Total One-Off Charges		0.00
ONE-OFF CHARGES		Currency: GBP
Product Code	Description	Unit Price	Qty	Total
POW10055.NR	Metered Power kWh	0.199	1.00	0.20
	A KiloWattHour used by the Customer's Equipment as measured at the Power Distribution Unit(PDU).
	Total One-Off Charges			0.20

EQUINIX

ONE-OFF CHARGES		Currency: GBP
Product Code	Description	Unit Price	Qty	Total
	SubTotal	0.00		0.00
	Total One-Off Charges			0.00
THE AGREEMENT The Customer hereby confirms that he has read and understood the Service Order & Statement of Works above. Equinix agrees to provide the services above according to the Agreement.
For Equinix Name: Wynn McCabe Title: Sales Director Date: 1/6/09 Signature: /s/ Wynn McCabe	For the Customer Name: J. Greyling Title: Operations Director Date: 26/05/2009 Signature: /s/ Jacques Greyling
For Equinix (Technical Approval) Name: Title: Date: Signature:	For the Customer (Optional) Name: Title: Date: Signature:
This Service Order & Statement Of Works is valid for and must be signed within 30 days from the Service Order Date as stated above.

This document becomes valid upon two signatures by authorised Equinix staff and at least one customer signatory. The optional customer signature is for client purposes only.

EQUINIX

SERVICE ORDER & STATEMENT OF WORKS
Order Number:	IXSQ7866	Service Order Date: 21/05/2009	Agreement Number: RAC001
This Service Order & Statement Of Works is made between	Equinix (UK) Ltd	and the Customer below.
It is governed by the Master Service Agreement referred to by the Agreement Number above.
Contract renewal for sections 3 &4 of the Rackspace current footprint at London Heathrow LD2, the space measures 3661 sq ft, (337m2), with a power allocaton of 253 kva.
THE CUSTOMER		EQUINIX
Name:	Rackspace	Name:	Equinix (UK) Ltd
Contact Name:	Jacques Greyling
Address:	2 Longwaik Road Stockley Park UB11 1BA UXBRIDGE	Address:	2 Buckingham Avenue Slough Trading Estate Slough SL14NB
Registered Number:		Registered Number:	3672650
Billing Contact:	Jacques Greyling
Billing Address:	2 Longwalk Road Stockley Park UB11 1BA UXBRIDGE	Sales Representative:	Stuart Brown
Phone Number:	02087342500	Phone Number:	+44 (0) 845 373 2967
Email address:	jacques.greyling@rackspace.com	Email:	stuart.brown@eu.equinix.com
Fax:	+44 020 8897 4710	Fax:
THE PREMISES			COMMENCEMENT AND EXPIRY DATES
Name:	(LD2) Equinix London West		Commencement Date:	01/07/2009	Duration (Months):
Address:	Unit 1, Airport Gate,	West Drayton UB7 0NJ	Expiry Date:	30/11/2009
MONTHLY RECURRING CHARGES		Currency: GBP
Product Code	Description	Unit Price	Qty	Total
CAB10014.REC	Business Suite Monthly Service 1m2/ 0.75 kVA	187.21	337.00	63,089.77
	Monthly Recurring Charge for 1.0m2 in a Busines Suite; a power load up to 0.75kVA; and sufficient front or bottom cool airflow to manage customer generated heat.
	Total Monthly Recurring Charges			63,089.77
ONE-OFF CHARGES		Currency: GBP
Product Code	Description	Unit Price	Qty	Total
		0.00		0.00
	SubTotal	Total One-Off Charges
ONE-OFF CHARGES		Currency: GBP
Product Code	Description	Unit Price	Qty	Total
POW10055.NR	Metered Power kWh	0.199	1.00	0.20
	A KiloWattHour used by the Customer's Equipment as measured at the Power Distribution Unit (PDU).
	Total One-Off Charges			0.20

EQUINIX

ONE-OFF CHARGES		Currency: GBP
Product Code	Description	Unit Price	Qty	Total
	SubTotal	0.00		0.00
	Total One-Off Charges			0.00
THE AGREEMENT The Customer hereby confirms that he has read and understood the Service Order & Statement of Works above. Equinix agrees to provide the services above according to the Agreement.
For Equinix Name: Wynn McCabe Title: Sales Director Date: 1/6/09 Signature: /s/ Wynn McCabe	For the Customer Name: J. Greyling Title: Operations Director Date: 26/05/2009 Signature: /s/ Jacques Greyling
For Equinix (Technical Approval) Name: Title: Date: Signature:	For the Customer (Optional) Name: Title: Date: Signature:
This Service Order & Statement Of Works is valid for and must be signed within 30 days from the Service Order Date as stated above.

This document becomes valid upon two signatures by authorised Equinix staff and at least one customer signatory. The optional customer signature is for client purposes only.

EQUINIX

SERVICE ORDER &STATEMENT OF WORKS
Order Number: IXSQ7867 Service Order Date: 29/05/2009 Agreement Number: RAC001
This Service Order & Statement Of Works is made between           Equinix (UK) Ltd           and the Customer below.

It is governed by the Master Service Agreement referred to by the Agreement Number above.

Contract for the provision of a private suite at LD2, the private suite will measure 1350 sq ft, (125m2) with a total power allocation of 94kva.

Agreement No IXSQ7867 Supersedes IXSQ2626-E

The cross connect services, (line item CC10001.REC) listed in this contract can be canceled with one months notice from Rackspace as these services are terminated for other parts of their private suite.

IXSQ7867 shall come into full force and effect on the Commencement Date and shall continue thereafter until the Expiry Date at which time Agreement IXSQ7867 will automatically renew for a further period of twelve months unless either Party has notified the other of its intention to terminate the Service Order on the Expiry date by providing at least 90 days written notice

THE CUSTOMER		EQUINIX
Name:	Rackspace	Name:	Equinix (UK) Ltd
Contact Name:	Jacques Greyling
Address:	2 Longwalk Road Stockley Park	Address:	2 Buckingham Avenue
Slough Trading Estate
	UB11 1BA UXBRIDGE		Slough SL14NB
Registered Number:		Registered Number:	3672650
Billing Contact:	Jacques Greyling
Billing Address:	2 Longwalk Road Stockley Park
	UB11 1BA UXBRIDGE	Sales Representative:	Stuart Brown
Phone Number;	02087342500	Phone Number:	+44 (0) 845 373 2967
Email address:	jacques.greyling@rackspace.com	Email:	stuart.brown@eu.equinix.com
Fax:	+44 020 8897 4710	Fax:
THE PREMISES		COMMENCEMENT AND EXPIRY DATES
Name: (LD2) Equinix London West		Commencement Date: 01/07/2009	Duration (Months)
Address: Unit 1 Airport Gate,	West Drayton UB7 0NJ	Expiry Date: 30/11/2010

MONTHLY RECURRING CHARGES		Currency:	GBP
Product Code	Description	Unit Price	Qty	Total
CAB10014.REC	Business Suite Monthly Service 1m2 / 0.75 kVA
	Monthly Recurring Charge for 1.0m2 in a Busines Suite; a power load up to 0.75kVA; and sufficient front or bottom cool airflow to manage customer generated heat.	216.60	125.00	27,075.00
CC10001.REC	Cross Connect Coax
	Monthly Recurring Charge for a Coax Cross Connect	5.20	2.00	10.40
CC10001.REC	Cross Connect UTP
	Monthly Recurring Charge for a UTP Cross Connect	5.20	53.00	275.60
CC10001.REC	Cross Connect Fiber - Single Mode
	Monthly Recurring Charge for a Single Mode Fiber Cross Connect	10.38	26.00	269.88

EQUINIX

FLEX10001 .REC	IBXFlex OPSFlex per sq m	3,600.00	1 00	3,600.00
	Monthly Recurring Charge for 1 Office Space as agreed between Equinix and the Customer
	Total Monthly Recurring Charges			31,230.88
ONE-OFF CHARGES		Currency:	GBP
Product Code	Description	Unit Price	Qty	Total
		0.00		0.00
	SubTotal
	Total One-Off Charges			0.00
ONE-OFF CHARGES		Currency:	GBP
Product Code	Description	Unit Price	Qty	Total
POW10055.NR	Metered Power kWh	0.199	100	0.20
	A KiloWattHour used by the Customer's Equipment as measured at the Power Distribution Unit (PDU).
	Total One-Off Charges			0.20
ONE-OFF CHARGES		Currency:	GBP
Product Code	Description	Unit Price	Qty	Total
		0.00		0.00
	SubTotal
	Total One-Off Charges			0.00
THE AGREEMENT
The Customer hereby confirms that he has read and understood the Service Order & Statement of Works above. Equinix agrees to provide the services above according to the Agreement.

EQUINIX

For Equinix Name: Wynn McCabe Title: Sales Director Date: 1/6/09 Signature: /s/ Wynn McCabe	For the Customer Name: Jacques Greyling Title: Operations Director Date: 29/05/2009 Signature: /s/ J Greyling

For Equinix (Technical Approval) Name: Title: Date: Signature:	For the Customer (Optional) Name: Title: Date: Signature:

This Service Order & Statement Of Works is valid for and must be signed within 30 days from the Service Order Date as stated above.
This document becomes valid upon two signatures by authorised Equinix staff and at least one customer signatory. The optional customer signature is for client purposes only.